U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______________

Post-Effective Amendment No. _______________
                        (Check appropriate box or boxes)


Exact Name of Registrant as Specified in Charter:
Area Code and Telephone Number:

     Principal Bond Fund, Inc.         (800) 247-4123

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

     711 High Street, Des Moines, Iowa 50392

Name and Address of Agent for Service:
With a copy to:

Michael D. Roughton                    John W. Blouch
Counsel                                Jones & Blouch L.L.P.
Principal Bond Fund, Inc.              1025 Thomas Jefferson Street, N.W.
711 High Street                        Suite 405 West
Des Moines, Iowa 50392                 Washington, D.C. 20007


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
             ______________________________________________________

Title of Securities Being Registered:

Class A and Class B Common Stock, par value $.01 per share.

             ______________________________________________________

No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on May 13, 2002, pursuant to Rule 488.

             ______________________________________________________

                           PRINCIPAL BOND FUND, INC.
                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

                         FORM N-14 PROXY STATEMENT AND
                          ITEM NO. PROSPECTUS CAPTION

PART A

Item 1. Beginning of Registration Statement and Outside
        Front Cover Page of Prospectus .........................................Cross Reference Sheet; Cover Page

Item 2. Beginning and Outside Back Cover Page of Prospectus.....................Table of Contents

Item 3. Fee Table, Synopsis Information and Risk Factors........................Summary; Principal Risk Factors

Item 4. Information about the Transaction.......................................The Plan

Item 5. Information about the Registrant........................................Incorporation of Documents by
                                                                                Reference in the Prospectus

Item 6. Information about the Company Being Acquired............................Incorporation of Documents by
                                                                                Reference in the Prospectus

Item 7. Voting Information......................................................Introduction and Voting Information

Item 8. Interest of Certain Persons and Experts.................................Not Applicable

Item 9. Additional Information Required for Reoffering
        by Persons Deemed to be Underwriters ...................................Not Applicable

PART B

Item 10.Cover Page..............................................................Cover Page of Statement of Additional Information

Item 11.Table of Contents.......................................................Table of Contents of Statement of
                                                                                Additional Information

Item 12.Additional Information about the Registrant.............................Statement of Additional Information
                                                                                of Principal Bond Fund, Inc. dated March 1, 2002.

Item 13.Additional Information about the Company Being Acquired.................Statement of Additional Information
                                                                                of Principal High Yield Fund, Inc.,
                                                                                dated March 1, 2002.

Item 14.Financial Statements....................................................Financial Statements as noted in the Statement of Additional Information


PART C

Item 15......................................Indemnification
                                                            Indemnification

Item 16......................................Exhibits  Exhibits

Item 17......................................Undertakings   Undertakings

                                       3
May 18, 2002

Dear Shareholder:

The Board of Directors of Principal High Yield Fund has called a special meeting of shareholders for June 26, 2002 to vote on an Agreement and Plan of Acquisition which provides for the combination of the Principal High Yield Fund with the Principal Bond Fund. If the Plan is approved by shareholders and implemented, you will cease to own shares of the High Yield Fund and will become the owner of shares of the same class of the Bond Fund equal in value to your shares of the High Yield Fund. The Board of the High Yield Fund believes that the proposed change is in the best interest of the Fund and its shareholders.

Both Funds are income-oriented funds which invest primarily in corporate bonds and seek a high level of current income. The principal difference between the two Funds is that the High Yield Fund invests primarily in "junk bonds" and its portfolio reflects the risks associated with such bonds, while the Bond Fund invests primarily in "investment grade" bonds.

No matter how many shares you own, it is important that you take time to read the prospectus/proxy statement and vote as soon as possible. If you have more than one account in the High Yield Fund, you have received a consolidated proxy ballot which allows you to vote all of your accounts at once--by mail, by phone or via the Internet. Please return ALL of the proxy ballots.

We appreciate your taking the time to respond on this important matter. If you have questions regarding the proxy or the voting process, please call our proxy solicitor, D.F. King & Co., Inc. at 1-800-659-6590. If you have questions concerning your account, please call our shareholder services department toll-free at 1-800-247-4123.

Sincerely,
LOGO




Ralph C. Eucher
President
Principal High Yield Fund, Inc.

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the complete prospectus/proxy statement. For your convenience, we are providing this brief overview of the Agreement and Plan of Acquisition and the transactions contemplated thereby (Plan) on which you are being asked to vote.

WHAT WILL HAPPEN IF SHAREHOLDERS APPROVE THE PLAN AND IT BECOMES EFFECTIVE?

     At the effective time, which is scheduled for 3:00 p.m. C.D.T. on July 31, 2002, Principal Bond Fund, Inc. (Bond Fund) will acquire all the assets and assume all the liabilities of Principal High Yield Fund, Inc. (High Yield Fund) and will issue to the High Yield Fund shares of its Class A and Class B common stock having a value equal to the net assets of the High Yield Fund that are being acquired. Immediately thereafter, the High Yield Fund will distribute Class A shares to its Class A shareholders and Class B shares to its Class B shareholders and thereby redeem all its outstanding shares. If you own Class A shares of the High Yield fund, you will receive Class A shares of the Bond Fund equal in value to the Class A shares of the High Yield Fund which you own at the effective time. If you own Class B shares of the High Yield fund, you will receive Class B shares of the Bond Fund equal in value to the Class B shares of the High Yield Fund which you own at the effective time. The acquisition will not dilute the value of your shares.

WHY HAS THE BOARD DECIDED TO RECOMMEND THE COMBINATION OF THE HIGH YIELD FUND WITH THE BOND FUND?

     The High Yield Fund has not performed well relative to other "high yield" funds and has been unable to attain sufficient assets to achieve a competitive expense ratio. The Board does not believe these circumstances are likely to change and, after considering various alternatives, has concluded combining the High Yield Fund with the Bond Fund is in the best interests of the shareholders of both Funds.

HOW HAVE THE FUNDS PERFORMED IN RELATION TO EACH OTHER?

The total returns of the Funds for the 1-year, 5-year and 10-year periods ended March 31, 2002 are as follows:

                                TOTAL RETURN WITH MAXIMUM SALES CHARGE
                                --------------
     FUND                     CLASS A                               CLASS B
     ----                     -------                               -------
                                            10-YR.
                  1-YR.         5-YR.       ------       1-YR.    5-YR.    SINCE 12/9/94*
                  -----         -----                    -----    -----    --------------
  Bond            -1.50%        5.16%         8.79%     -1.23%    5.09%        6.53%
  High Yield     -10.06%       -1.09%        -1.09%     -9.81%   -1.23%        2.89%
  * Inception Date

                             TOTAL RETURN AT NET ASSET VALUE
                             ------------
 FUND                CLASS A                               CLASS B
 ----                -------                               -------
          1-YR.       5-YR.       10-YR.      1-YR.      5-YR.      SINCE 12/9/94*
          -----       -----       ------      -----      -----      --------------
 Bond      3.43%       6.19%      7.04%       2.70%      5.41%          6.53%
 High
 Yield    -5.55%      -0.13%      4.55%      -6.39%     -0.96%          2.89%
 * Inception Date



WHAT ARE THE ADVANTAGES OF THE ACQUISITION?

     Because the Bond Fund is substantially larger than the High Yield Fund, the Board believes that shareholders will benefit from economies of scale.

WHO WILL PAY THE FEES AND EXPENSES INCURRED BY THE FUNDS IN CONNECTION WITH THE PLAN?

     Principal Management Corporation, the manager of the Funds, will bear all out-of-pocket fees and expenses incurred by the Funds in connection with the transactions contemplated by the Plan.

HOW DO THE FUNDS INVESTMENT OBJECTIVES, POLICIES AND PROCEDURES COMPARE?

     The investment objective of the Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk while the investment objective of the High Yield Fund is to seek high current income. The High Yield Fund has a secondary objective of capital growth when consistent with the objective of high current income. Both funds invest in fixed-income securities and have the same fundamental and non-fundamental investment policies and restrictions but the Bond Fund invests primarily in investment grade securities, and as of October 31, 2001 had only 7.52% of its portfolio invested in below investment grade securities ("junk bonds") while the High Yield Fund invests primarily in below investment grade securities. Thus, while the risks of investing in bond funds in general are similar for the Funds, the Bond Fund has a lower risk profile than the High Yield Fund due to the extent to which each invests in "junk bonds."

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

     The Funds have different contractual rates for management fees, but such fees for both Funds are reduced as assets reach higher levels. The current contractual rate for the High Yield Fund is 0.60% of the Fund's average daily net assets. The current contractual rate for the Bond Fund is 0.50% of the first $100 million of the Fund's average daily net assets, 0.45% of the next $100 million and 0.40% of the next $100 million. As a percentage of average daily net assets for the year ended October 31, 2001, each Fund had the following expenses:

                             HIGH YIELD FUND                BOND FUND
                             --------------                 ---------
    FUND OPERATING        CLASS A       CLASS B       CLASS A        CLASS B
       EXPENSES           -------       -------       -------        -------
    --------------
 Management Fees           0.60%         0.60%         0.48%          0.48%
 12b-1 Fees                0.25          0.92          0.25           0.79
 Other Expenses            0.57          0.76          0.32           0.41
 Total Operating
 Expenses                  1.42%         2.28%         1.05%          1.68%



     The Bond Fund's expenses, assuming implementation of the Plan on November 1, 2000, as a percentage of average daily net assets are as follows:

                                                 BOND FUND
                                                 ---------
   FUND OPERATING EXPENSE             CLASS A                  CLASS B
   ----------------------             -------                  -------
 Management Fees                       0.47%                    0.47%
 12b-1 Fees                            0.25%                    0.82%
 Other Expenses                        0.35%                    0.44%
 Total Operating Expenses              1.07%                    1.73%



WHAT WILL BE THE SIZE OF THE BOND FUND AFTER THE TRANSACTION?

     As of March 31, 2002, the High Yield Fund had net assets of $26.1 million, and the Bond Fund had net assets of $186.9 million. The net assets of the High Yield Fund represent less than 14% of the net assets of the Bond Fund, and the manager of the Funds believes that their transfer will permit them to be managed more efficiently. The transfer of the assets will not have any adverse effect on the Bond Fund, and may increase the assets of the Bond Fund sufficiently to reach a reduced management fee level for the Fund.

WHAT ARE THE FEDERAL TAX IMPLICATIONS?

     The transactions contemplated by the Plan will result in a tax-free "reorganization" under the Internal Revenue Code. The Funds have obtained an opinion from tax counsel to the effect that no gain or loss will be recognized by either Fund or its shareholders in connection with the transactions contemplated by the Plan and that your tax cost basis will not change, and that your holding period of the securities acquired in the transaction will include your holding period of the High Yield Fund shares.

WHAT DO I DO IF I WISH TO MAINTAIN AN INVESTMENT IN A "JUNK BOND" FUND?

     Princor Financial Services Corporation ("Princor"), the distributor of each of the Funds, offers shares of other high yield funds. Your registered representative, whether registered with Princor or another broker-dealer, can review alternative high yield mutual funds with you.

HAS THE BOARD OF DIRECTORS APPROVED THE PLAN?

     Yes. The Board of Directors of each of the Funds has approved the Plan. The Board of Directors of the High Yield Fund recommends that you vote in favor of the Plan.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED DATE OF THE SHAREHOLDER MEETING?

     If a quorum is not obtained, the meeting will be postponed to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that the meeting is not delayed.

HOW MANY VOTES AM I ENTITLED TO CAST?

     You are entitled to one vote for each share of the High Yield Fund owned on the record date, May 1, 2002.

HOW DO I VOTE MY SHARES?

     Voting is easy. You can vote your shares by completing and signing the enclosed proxy ballot and mailing it in the enclosed postage paid envelope or, if it is more convenient, you may vote by touch-tone telephone or via the Internet. Refer to your proxy ballot for the toll-free telephone number or Internet address. If you need any assistance or have any questions concerning the Plan or how to vote your shares, please call 1-800-659-6590.

HOW DO I SIGN THE PROXY BALLOT?

     Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy ballot.

     Joint Accounts:     Either owner may sign, but the name of the person
                         signing should conform exactly to a name that appears in the account registration shown on the proxy ballot.

     All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "John A. Doe, Trustee."

                        PRINCIPAL HIGH YIELD FUND, INC.
                          DES MOINES, IOWA 50392-0200
                                  ____________

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 26, 2002
                                  ___________

To the Shareholders:

Notice hereby is given that a special meeting of the shareholders of Principal High Yield Fund, Inc. (High Yield Fund) will be held at 2:00 p.m. C.D.T., on June 26, 2002, at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-0200. The meeting is being held to consider and vote on the following matter as well as any other business that may properly come before the meeting or any adjournment thereof:

     1. Approval of an Agreement and Plan of Acquisition among the High Yield Fund, Inc., the Principal Bond Fund, Inc. and Principal Management Corporation, and the transactions contemplated thereby, pursuant to which the Bond Fund will acquire all the assets and assume all the liabilities of the High Yield Fund and issue in exchange shares of its Class A and Class B common stock, and the High Yield Fund will distribute those shares to its Class A and Class B shareholders in redemption of all its outstanding shares and then dissolve.

You are entitled to notice of and to vote at the meeting, and any adjournment, if you owned shares of the High Yield Fund at the close of business on May 1, 2002, the record date for the meeting.

Your vote is important. No matter how many shares you own, please read the attached prospectus/proxy statement, and vote today.
LOGO

                                        For the Board of Directors
                                        Arthur S. Filean
                                        Senior Vice-President and Secretary

                                        May 18, 2002

                           PRINCIPAL BOND FUND, INC.
                        PRINCIPAL HIGH YIELD FUND, INC.
                           PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Principal High Yield Fund, Inc. (the "High Yield Fund") for use at a special meeting of the shareholders of the High Yield Fund, to be held at 2:00 p.m. C.D.T., on June 26, 2002, at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-0200, and at any adjournment of the meeting.

At the meeting, High Yield Fund shareholders ("you") will vote on an Agreement and Plan of Acquisition ("Plan"). Under the Plan, if approved, Principal Bond Fund, Inc. (the "Bond Fund") will acquire all the assets and assume all the liabilities of the High Yield Fund and issue in exchange shares of its Class A and Class B common stock. The High Yield Fund will immediately redeem all its outstanding Class A and Class B shares by distributing the Bond Fund shares of the same classes to you. As a result, you will have the same amount invested in Class A shares and/or Class B shares of the Bond Fund that you have invested in those share classes of the High Yield Fund at the effective time. The Funds' manager, Principal Management Corporation, is also a party to the Plan and has agreed to pay all expenses incurred by the Funds in connection with the Plan.

Both Funds are Maryland corporations organized by Principal Life Insurance Company ("Principal Life") and registered as open-end, diversified management investment companies under the Investment Company Act of 1940 (the "Investment Company Act"). The Bond Fund's investment objective is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. The Bond Fund pursues this objective by investing primarily in intermediate maturity, fixed income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's"). The investment objective of the High Yield Fund is to seek high current income with a secondary objective of capital growth when consistent with the objective of high current income. The High Yield Fund pursues its objective by investing in high yielding, lower and unrated fixed-income securities, commonly referred to as "junk bonds". These securities offer a higher yield than other, higher rated securities, but carry a greater degree of risk and are considered speculative with respect to the issuers' ability to pay interest and repay principal.

This prospectus/proxy statement sets forth concisely the information you should know before voting on the proposed Plan. You should retain it for future reference.

The prospectuses and Statements of Additional Information for the Bond Fund and the High Yield Fund dated March 1, 2002 relating to this proxy statement/ prospectus have been filed with the Securities and Exchange Commission ("SEC") and are available without charge by writing to the Funds or their manager at their principal executive offices, 680 8th Street, Des Moines, Iowa 50392-0200 or by telephoning toll-free 1-800-247-4123. The prospectuses of the Bond Fund and High Yield Fund and the Statement of Additional Information relating to this prospectus/proxy statement are incorporated herein by reference. A copy of the Bond Fund's prospectus accompanies this prospectus/proxy statement.

                             _____________________

THE SEC HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              _____________________

                       The date of this prospectus/proxy
                           statement is May 13, 2002

                           PROSPECTUS/PROXY STATEMENT

                               TABLE OF CONTENTS


INTRODUCTION AND VOTING INFORMATION...................................         8
  Special Meeting; Voting of Proxies; Adjournment.....................     8
  Proxy Solicitation..................................................     8
  Revocation of Proxies...............................................     9
  Additional Information..............................................     9
SUMMARY ..............................................................         9
  The Plan............................................................     9
  Reasons for the Plan................................................     9
  Investment Objectives and Policies..................................     10
  Fees and Expenses of the Funds......................................     10
  Purchases...........................................................     11
  Exchanges...........................................................     12
  Redemption Procedures and Fees......................................     12
  Dividends and Distributions.........................................     12
  Federal Income Tax Consequences of the Proposed Combination.........     12
  Costs and Expenses..................................................     12
  Continuation of Shareholder Accounts................................     13
PRINCIPAL RISK FACTORS................................................

13
THE PLAN..............................................................
14
  Agreement and Plan of Acquisition...................................     14
  Description of Securities to Be Issued..............................     15
  Reasons for the Proposed Combination................................     15
  Federal Income Tax Consequences.....................................     16
  Capitalization......................................................     16
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE...........................

17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS........

18
ADDITIONAL INFORMATION ABOUT THE FUNDS................................

20
PROPOSALS OF SHAREHOLDERS.............................................

20
OTHER BUSINESS........................................................

21

APPENDIX A: FORM OF AGREEMENT AND PLAN OF ACQUISITION

                      INTRODUCTION AND VOTING INFORMATION

SPECIAL MEETING; VOTING OF PROXIES; ADJOURNMENT
-----------------------------------------------
We are furnishing this prospectus/proxy statement to you as shareholders of the High Yield Fund in connection with the solicitation by the Board of Directors of the High Yield Fund of proxies to be used at a special meeting of the shareholders of the High Yield Fund to be held on June 26, 2002 and at any adjournment thereof. The purpose of the meeting is to vote on an Agreement and Plan of Acquisition to which the High Yield Fund, the Bond Fund and the manager of those Funds, Principal Management Corporation, are parties. The Plan provides for the combination of the High Yield Fund with the Bond Fund, as more fully described below. The prospectus/proxy statement is first being furnished to shareholders on or about May 18, 2002.

THE BOARD OF DIRECTORS OF THE HIGH YIELD FUND HAS APPROVED THE PLAN AND RECOMMENDS THAT THE SHAREHOLDERS OF THE HIGH YIELD FUND VOTE FOR THE PLAN AND THE TRANSACTIONS WHICH IT CONTEMPLATES.

Shareholders of record of the High Yield Fund at the close of business on May 1, 2002, the record date, are entitled to vote at the meeting. As of the record date, the High Yield Fund had 3,821,588.619 Class A shares and 985,434.262 Class B shares outstanding and entitled to be voted. Shareholders are entitled to one vote for each share of each Class held. A quorum must be present at the meeting for the transaction of business. The holders of record of one-third of the shares outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting. The approval of the Plan requires the affirmative vote of a majority of all the votes entitled to be cast by shareholders of the High Yield Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for the Plan or any other issue. If the shareholders of the High Yield Fund do not approve the Plan, the Funds will consider possible alternative arrangements, and Principal Management Corporation will continue to manage the High Yield Fund.

The proxies will vote in accordance with your direction, as indicated on your proxy ballot, if the proxy ballot is received and is properly executed. If you properly execute your proxy ballot and give no voting instructions with respect to the Plan, the proxies will vote your shares in favor of the Plan. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. We are not aware of any other matters expected to come before the meeting.

If either (i) a quorum is not present at the Meeting or (ii) a quorum is present but sufficient votes in favor of approving the Plan are not received by 12:00 Noon C.D.T., June 26, 2002, then the persons named as proxies in the enclosed form of proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least a majority of the High Yield Fund Shares represented, in person or by proxy, at the session of the meeting to be adjourned. The proxies will vote those proxies that they are required to vote FOR the Plan in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Plan against such an adjournment.

PROXY SOLICITATION
------------------
We will solicit proxies primarily by mail. Additional solicitations may be made by internet, telephone, facsimile or personal contact by officers or employees of the High Yield Fund or Principal Management Corporation who will not be specially compensated for these services. In addition, the High Yield Fund has retained D.F. King & Co., Inc. to solicit proxies for estimated fees and expenses of $20,000 for the services it provides to the High Yield Fund. Principal Management Corporation will bear the costs of the meeting, including costs of preparing and mailing the notice, the prospectus/proxy statement, and the proxy ballot and of soliciting proxies. Banks, brokers, and other persons holding High Yield Fund shares as nominees will be reimbursed for their reasonable expenses incurred in sending proxy materials to and obtaining voting information from the beneficial owners of those shares.

The vote of the shareholders of the Bond Fund is not being solicited, because their approval or consent is not necessary for the approval of the Plan.

REVOCATION OF PROXIES
---------------------
You may revoke your proxy: (i) at any time prior to the proxy's exercise by sending written notice to the Secretary of the High Yield Fund, at 680 8th Street, Des Moines, Iowa, 50392-0200 prior to the meeting; (ii) by the subsequent execution and return of another proxy prior to the meeting; or (iii) by being present and voting in person at the meeting after giving oral notice of revocation to the Chairman of the meeting.

ADDITIONAL INFORMATION
----------------------
On May 1, 2002, the directors and officers of the High Yield Fund together owned less than 1% of its outstanding shares and the directors and officers of the Bond Fund together owned less than 1% of its outstanding shares. Principal Life, Des Moines, Iowa, 50392-0200, an Iowa life insurance company and the parent of the manager of the Funds, owned of record and beneficially, either directly or through subsidiaries, 0.10% of the outstanding shares of the Bond Fund (including 0.12% of the Class A shares and 0% of the Class B shares) and 6.45% of the outstanding shares of the High Yield Fund (including 8.11% of the Class A shares and 0% of the Class B shares) and, based on those holdings, would own at the effective time 1.46% of the outstanding shares of the Bond Fund (1.74% of the Class A shares and 0% of the Class B shares). The ultimate parent of Principal Life is Principal Financial Group, Inc. The Funds do not know of any other person who owned at the record date, or will own at the effective time, of record or beneficially 5% or more of the outstanding shares of either Fund.

                                    SUMMARY

The following is a summary of certain information contained or incorporated by reference in this prospectus/proxy statement. It is qualified in its entirety by the more detailed information appearing elsewhere or incorporated by reference in this prospectus/proxy statement.

THE PLAN
--------
You are being asked to approve the Plan, which provides for the combination of the High Yield Fund with the Bond Fund. Under the Plan, at the effective time on the closing date, the Bond Fund will acquire all the assets and assume all the liabilities of the High Yield Fund and issue to the High Yield Fund shares of its Class A and Class B common stock having a value equal to the net assets acquired attributable to each share class. Immediately thereafter, the High Yield Fund will distribute all the Bond Fund shares to its Class A and Class B shareholders and thereby redeem all its outstanding shares. Each High Yield Fund shareholder will receive Bond Fund shares equal in value to the shares of the same class of the High Yield Fund held by the shareholder at the effective time. We expect the effective time will be 3:00 p.m. C.D.T. on July 31, 2002, although the effective time is dependent upon the receipt of an exemptive order from the SEC permitting the transaction.

REASONS FOR THE PLAN
--------------------
We believe that the Plan will provide shareholders of the High Yield Fund with an investment in a larger income-oriented bond fund with a more favorable expense ratio and greater possibilities for economies of scale than are likely with the High Yield Fund. The table below reflects the investment performance of each of the Funds for the periods ended March 31, 2002.

                      TOTAL RETURN WITH MAXIMUM SALES CHARGE                  TOTAL RETURN AT NET ASSET VALUE
                      --------------                                          -----------
    FUND                      CLASS A                     CLASS B                  CLASS A                 CLASS B
    ----                      -------                     -------                  -------                 -------
                 1-YR.         5-YR.        10-YR.     1-YR.   5-YR.     1-YR.      5-YR.      10-YR.    1.YR   5-YR.
                 -----         -----        ------     -----   -----     -----      -----      ------    ----   -----
 Bond             -1.50         5.16         8.79      -1.23    5.09      8.43       6.19       7.04      2.70   5.41
 High Yield      -10.06        -1.09         4.04      -9.81   -1.23     -5.55      -0.13       4.55     -6.39  -0.96


    FUND
    ----


 Bond
 High Yield



The High Yield Fund, whose inception was in December 1987, has a long history of under-performance relative to other high yield funds. As of January 31, 2002, the Fund's percentile rankings relative to all funds in Morningstar's High Yield category were:

                       . 10-year period = 85th percentile
                       . 5-year period = 73rd percentile
                       . 3-year period = 64th percentile

                       . 1-year period = 78th percentile

In part as a result of the High Yield Fund's longstanding under-performance, the High Yield Fund has remained small. The High Yield Fund's small asset size is insufficient to generate a competitive expense ratio. For example, the expense ratio of the High Yield Fund's Class A shares was 1.42% versus an average of 1.04% for Morningstar's High Yield category (based on the oldest share class of each fund, generally the Class A shares) as of January 31, 2002.

The High Yield Fund's Board has concluded that the High Yield Fund's performance track record will remain a significant hindrance to sales and that the High Yield Fund's expense ratio will remain uncompetitive, and that it would be appropriate to stop offering shares of the High Yield Fund and to permit the Bond Fund to acquire the assets of the High Yield Fund. The Board of the High Yield Fund, including a majority of the directors who are not interested persons of the High Yield Fund, has determined that the Plan is consistent with the best interests of the High Yield Fund and its shareholders, that the terms of the Plan are fair and reasonable and that the interests of the shareholders of the High Yield Fund will not be diluted as a result of the transactions contemplated by the Plan.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------
The investment objective of the Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk while the investment objective of the High Yield Fund is to seek high current income. The High Yield Fund has a secondary objective of capital growth when consistent with the objective of high current income. Both Funds invest in fixed-income securities, but the Bond fund invests primarily in investment grade securities and as of October 31, 2001 had only 7.52% of its portfolio invested in below investment grade securities ("junk bonds"), while the High Yield Fund invests primarily in below investment grade securities. Thus, while the risks of investing in bond funds in general are similar for the Funds, the Funds have different risks due to the extent to which each invests in "junk bonds."

FEES AND EXPENSES OF THE FUNDS
------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of either Fund.

                              SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                         CLASS A                 CLASS B
                                 -----------------------  ---------------------

 Maximum sales charge imposed
 on purchases (as a % of
 offering price)                        4.75%/(1)/               None
 Maximum Contingent Deferred
 Sales Charge ("CDSC") (as a %
 of dollars subject to charge)          None/(2)/                4.00/(3)/
 Redemption or Exchange Fee       1.00%/(4)(5)/                  1.00/(5)/
                                           /                        /
                                                                    /
 (1)
   Sales charges are reduced or eliminated for purchases of $50,000 or more./
   /
 (2)A contingent deferred sales charge of 1% applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.//
 (3)Contingent deferred sales charges are reduced after 12 months and eliminated after 6 years.
 (4)Redemption fees are charged on redemptions of $30,000 or more of shares redeemed within 30 days after they are purchased.
 (5)Exchange fees are charged on redemptions of $30,000 or more of shares exchanged within 30 days after they are purchased.



ONE-TIME FEES
      . You may pay a one-time sales charge for each purchase (Class A shares)
        or redemption (Class B shares).
      . Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a CDSC at the time of redemption.
      . Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
      . A redemption fee of 1.00% is charged on redemptions of Class A shares of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee is calculated as a percentage of market value at the time the shares are redeemed.

      . An exchange fee of 1.00% is charged on exchanges of $30,000 or more among the Funds if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value at the time the shares are exchanged.

The operating expenses attributable to the Class A and Class B shares of the Funds (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2001 were as follows:

                             HIGH YIELD FUND                BOND FUND
                             --------------                 ---------
    FUND OPERATING        CLASS A       CLASS B       CLASS A        CLASS B
       EXPENSES           -------       -------       -------        -------
    --------------
 Management Fees           0.60%         0.60%         0.48%          0.48%
 12b-1 Fees                0.25          0.92          0.25           0.79
 Other Expenses            0.57          0.76          0.32           0.41
 Total Operating
 Expenses                  1.42%         2.28%         1.05%          1.68%



The Bond Fund's expenses, assuming implementation of the Plan on October 31, 2001, as a percentage of average daily net assets are as follows:

                                     BOND FUND
                           --------------------------------
 FUND OPERATING EXPENSES      CLASS A          CLASS B
 -----------------------      -------          -------
 Management Fees               0.60%            0.60%
 12b-1 Fees                    0.25             0.79
 Other Expenses                0.32             0.41
 Total Operating Expenses      1.05%            1.68%



The following is an example of the effect of the operating expenses of the Funds. The examples assume (1) a 5% annual return, and (2) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in shares of the Funds, based upon these assumptions:

                                                         IF YOU SELL YOUR SHARES
                        -----------------------------------------------------------------------------------------
                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
                                       1-YEAR                     3-YEARS           5-YEARS           10-YEARS
                                       ------                     -------           -------           --------
                             CLASS A            CLASS B       CLASS A  CLASS B  CLASS A  CLASS B  CLASS A  CLASS B
                             -------            -------       -------  -------  -------  -------  -------  -------
 Bond Fund                    $557               $584          $793    $  860   $1,027   $1,148   $1,697   $1,741
 High Yield Fund               613                642           903     1,037    1,214    1,449    2,096    2,298
 Combined Funds (pro
 forma)                        579                589           799       875    1,037    1,173    1,719    1,785







 Bond Fund
 High Yield Fund
 Combined Funds (pro
 forma)


                                                      IF YOU DO NOT SELL YOUR SHARES
                        -----------------------------------------------------------------------------------------
                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
                                       1-YEAR                     3-YEARS           5-YEARS           10-YEARS
                                       ------                     -------           -------           --------
                             CLASS A            CLASS B       CLASS A  CLASS B  CLASS A  CLASS B  CLASS A  CLASS B
                             -------            -------       -------  -------  -------  -------  -------  -------
 Bond Fund                    $557              $171           $793     $530    $1,027   $  913   $1,697   $1,741
 High Yield Fund               613                  231         903      712     1,214    1,220    2,096    2,298
 Combined Funds (pro
 forma)                        579                  176         799      545     1,037      939    1,719    1,785







 Bond Fund
 High Yield Fund
 Combined Funds (pro
 forma)



PURCHASES
---------
Each Fund offers its shares for sale through Princor Financial Services Corporation, a broker-dealer that is also the principal underwriter for the Funds, or other dealers which it selects.

ONGOING FEES

Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

DISTRIBUTION (12B-1) FEES
Each of the Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Distribution Plans, the Funds pay a fee to Princor based on their average daily net asset values. These ongoing fees pay expenses relating to distribution fees for sales of shares of the Funds and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

                . Class A shares ..................0.25%
                . Class B shares ..................1.00%

EXCHANGES
---------
Shares of both Funds may be exchanged, without a sales charge or CDSC, for shares of the same class of other funds sponsored by Principal Life Insurance Company. If Class B shares of the Funds are exchanged for Class B shares of other funds, the shares acquired will be subject to the applicable CDSC imposed by the new fund; however, the holding period of the Class B shares exchanged is added to the holding period of the Class B shares acquired for purposes of determining the applicable charge.

REDEMPTION PROCEDURES AND FEES
------------------------------
Shares of the Funds may be redeemed at a price equal to the net asset value of the shares next computed following the receipt of a request for redemption in proper form.

The amount you receive will be reduced by any applicable CDSC or redemption fee. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
The Bond Fund and High Yield Fund pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 19th of each month (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Immediately prior to the reorganization, each of the Funds will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to their respective shareholders all of their investment company taxable income for taxable years ending on or prior to the reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the reorganization (after reduction for any available capital loss carry forward). Such dividends will be included in the taxable income of each Fund's respective shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED COMBINATION
-----------------------------------------------------------
The combination will be a tax-free "reorganization" under the Internal Revenue Code of 1986, as amended (the "Code"). In the opinion of tax counsel to the Funds, no gain or loss will be recognized by either Fund or its shareholders, in connection with the combination, and the tax cost basis of the Bond Fund shares received by High Yield Fund shareholders will equal the tax cost basis of their shares in the High Yield Fund and their holding period of the Bond Fund shares will include the time during which the shareholders held the High Yield Fund shares.

COSTS AND EXPENSES
------------------
Principal Management Corporation will bear all out-of-pocket fees and expenses incurred by the Funds in connection with the transactions contemplated by the Plan.

CONTINUATION OF SHAREHOLDER ACCOUNTS
------------------------------------
At the effective time, you will cease to be a shareholder of the High Yield Fund and will become a shareholder of the Bond Fund owning Class A shares and/or Class B shares of the Bond Fund having the same value as the investment you had in the High Yield Fund at the effective time.

                             PRINCIPAL RISK FACTORS

The investment objective of the Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk while the investment objective of the High Yield Fund is to seek high current income. The High Yield Fund has a secondary objective of capital growth when consistent with the objective of high current income. Both Funds invest in fixed-income securities, but the Bond fund invests primarily in investment grade securities and as of October 31, 2001 had only 7.52% of its portfolio invested in below investment grade securities, while the High Yield Fund invests primarily in below investment grade securities. Thus, while the risks of investing in bond funds in general are similar for the Funds, the Bond Fund has a lower risk profile than the High Yield Fund due to the extent to which each invests in "junk bonds." The Bond Fund may not invest in securities rated lower than BB- by Standard & Poor's Rating Service or Ba3 by Moody's Investors Services, Inc.. As of April 30, 2002, approximately 57% of the High Yield Fund's assets were invested in such securities. All such securities will be sold by the High Yield Fund prior to the effective date of the transaction. The Bond Fund intends to retain a portion of the High Yield Fund's portfolio securities rated BB-/Ba3 or higher after the effective time of the transaction, but the portion of the Bond Fund's assets invested in junk bonds after the transaction will not exceed 20% of the Bond Fund's assets. As with all mutual funds, as the values of the assets of Bond Fund and High Yield Fund rise or fall, the Funds' share prices change. If you sell your shares when their value is less than the price you paid, you will lose money.

MAIN RISKS FOR BOND FUND
The average portfolio duration of both the Bond Fund and High Yield Fund normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Bond Fund.

When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Bond Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

MAIN RISKS FOR HIGH YIELD FUND
Investors assume special risks when investing in the High Yield Fund. Compared to higher rated securities, lower rated securities may:
      . have a more volatile market value, generally reflecting specific events affecting the issuer;
      . be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
      . have a lower volume of trading, making it more difficult to value or sell the security; and

      . be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the High Yield Fund's securities. In addition, if an issuer defaults, the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the High Yield Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The High Yield Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
      . experience and managerial strength
      . changing financial condition
      . borrowing requirements or debt maturity schedules
      . responsiveness to changes in business conditions
      . relative value based on anticipated cash flow
      . earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.

                                    THE PLAN

AGREEMENT AND PLAN OF ACQUISITION
---------------------------------
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

Under the Plan, the Bond Fund will acquire all the assets and assume all the liabilities of the High Yield Fund and will issue to the High Yield Fund the number of shares of Class A and Class B Common Stock of the Bond Fund that have a net asset value equal to the net asset value attributable to Class A and Class
B shares of the High Yield Fund.   We expect that the closing date will be July
31, 2002, assuming shareholder approval of the Plan and the obtaining of an SEC order permitting the transaction, and that the effective time will be the close of regular trading on the NYSE at 4:00 P.M., Eastern Time, on that date. The Funds will determine their net asset values as of the effective time using the procedures described in the Bond Fund's prospectus. The Bond Fund will issue to the High Yield Fund a number of Class A and Class B shares equal to the value of the assets of the High Yield Fund Class A and Class B shares outstanding at the effective time. The High Yield Fund will be managed such that at the effective time it will hold only cash or other securities that are eligible investments for the Bond Fund. The Bond Fund may not invest in securities rated lower than BB- by Standard & Poor's Rating Service or Ba3 by Moody's Investors Services, Inc.. As of April 30, 2002, approximately 57% of the High Yield Fund's assets were invested in such securities. All such securities will be sold by the High Yield Fund prior to the effective date of the transaction.

Immediately after the effective time, the High Yield Fund will distribute to you its Bond Fund shares of the same class as the shares you own of the High Yield Fund in exchange for all your High Yield Fund shares of that class. Each High Yield Fund shareholder will receive shares of the Bond Fund that are equal in value to the shares of the class of the High Yield Fund that are given up by the shareholder in the exchange. In connection with the exchange, the Bond Fund will credit on its books an appropriate number of its shares to the account of each High Yield Fund shareholder, and the High Yield Fund will cancel on its books
all its shares registered to the account of that shareholder.   Any outstanding
certificate for High Yield Fund shares that is not surrendered will be deemed to represent the number of Bond Fund shares for which the High Yield shares have been exchanged. After the effective time, the High Yield Fund will dissolve in accordance with applicable law.

The consummation of the transactions contemplated by the Plan is subject to the approval of the Plan by the shareholders of the High Yield Fund, the continued correctness at the closing of the representations and warranties of the High Yield Fund in the Plan, the delivery by the High Yield Fund to the Bond Fund of a list of assets and liabilities being transferred and the High Yield Fund's receipt of an SEC order permitting the transaction. The Plan may be amended in any manner mutually-agreeable to the Funds, except that no amendment may be made to the Plan which in the opinion of the Board of Directors of the High Yield Fund would materially adversely affect the interests of the shareholders of that Fund. Either Fund may terminate the Plan at any time before the effective time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of its shareholders.

Principal Management Corporation, the manager of the Funds, will pay all fees and out-of-pocket expenses incurred by the Funds in connection with the transactions contemplated by the Plan.

DESCRIPTION OF SECURITIES TO BE ISSUED
--------------------------------------
The Class A and Class B Shares of the Bond Fund are shares of common stock, par value $.01 per share. They have the same rights with respect to the Bond Fund as the Class A and Class B Shares of the High Yield Fund have with respect to the High Yield Fund. Each share is entitled to one vote and has equal rights with every other share as to dividends, earnings, voting, assets and redemption. There is no cumulative voting for directors. Shares are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share. As of May 1, 2002, the Bond Fund had 15,036,026.691 Class A shares and 2,614,522.381 Class B shares outstanding.

REASONS FOR THE PROPOSED COMBINATION
------------------------------------
The High Yield Fund, whose inception was in December 1987, has a long history of under-performance relative to other high yield funds. As of January 31, 2002, the Fund's percentile rankings relative to all funds in Morningstar's High Yield category were:

                       . 10-year period = 85th percentile
                       . 5-year period = 73rd percentile
                       . 3-year period = 64th percentile
                       . 1-year period = 78th percentile

In part as a result of the Fund's longstanding under-performance, the Fund has remained small. The Fund's small asset size is insufficient to generate a competitive expense ratio. For example, the expense ratio of the Fund's Class A shares was 1.42% versus an average of 1.04% for Morningstar's High Yield category (based on the oldest share class of each fund, generally the Class A shares) as of January 31, 2002.

The High Yield Fund's Board has concluded that the High Yield Fund's performance track record will remain a significant hindrance to sales and that the Fund's expense ratio will remain uncompetitive, and that it would be appropriate to stop offering shares of the High Yield Fund and to permit the Bond Fund to acquire the assets of the High Yield Fund. The Board of the High Yield Fund, including a majority of the directors who are not interested persons of the Fund, has determined that the Plan is consistent with the best interests of the High Yield Fund and its shareholders, that the terms of the Plan are fair and reasonable and that the interests of the shareholders of the Fund will not be diluted as a result of the transactions contemplated by the Plan.

The Plan has been approved by the Board of Directors of each of the Funds, including a majority of the directors of each Fund who are not "interested persons" of that Fund as defined in Section 2(a)(19) of the Investment Company Act. In approving the Plan, the Boards considered the investment objectives of the two Funds and determined that interests of the existing shareholders in their respective Funds will not be diluted as a result of the transactions contemplated by the Plan. The High Yield Fund Board considered the following factors, among others: (1) possible alternatives to the Plan; (2) the terms and conditions of the Plan and whether its implementation would result in dilution of shareholder interests or involve overreaching by any person concerned; (3) the advantages to the High Yield Fund's shareholders of investing in a larger asset pool with greater diversification; (4) the possible benefits of a larger asset base to portfolio management of the Bond Fund; (5) any direct or indirect fees or expenses incurred by the Funds as a result of the Plan; (6) expense ratios and available information regarding the fees and expenses of the Funds, including any change in fees or expenses to be paid or borne by shareholders of the High Yield Fund (direct or indirectly) as a result of the Plan; (7) comparative investment performances of the Funds; (8) the direct or indirect federal income tax consequences of the Plan to shareholders of the High Yield Fund; (9) the continuity of or changes in services to be provided to shareholders following implementation of the Plan; and (10) the compatibility of the investment objectives and policies of the Funds and changes with respect to the investment objectives and policies of the High Yield Fund that will result from the Plan.

FEDERAL INCOME TAX CONSEQUENCES
-------------------------------
To be considered a tax-free "reorganization" under the applicable provisions of the Code, a reorganization must exhibit a continuity of business enterprise. Because the Bond Fund will use a portion of the High Yield Fund's assets in its business and will continue the High Yield Fund's historic business, the combination of the High Yield Fund with the Bond Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free "reorganization," under applicable provisions of the Code. In the opinion of tax counsel to the Funds, no gain or loss will be recognized by either Fund or its shareholders in connection with the combination, the tax cost basis of the Bond Fund shares received by High Yield Fund shareholders will equal the tax cost basis of their shares in the High Yield Fund, and their holding periods for the Bond Fund shares will include their holding periods for the High Yield Fund shares.

As of October 31, 2001, High Yield Fund had accumulated capital loss carryforwards in the amount of approximately $12,704,699. After the reorganization, these losses will be available to the Bond Fund to offset its capital gains, although the amount of these losses which may offset the Bond Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Bond Fund may not be able to use these losses as rapidly as the High Yield Fund might have, and part of these losses may not be useable at all. The ability of the Bond Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryfowards currently are available only to shareholders of High Yield Fund. After the reorganization, however, these benefits will inure to the benefit of all shareholders of the Bond Fund.

The foregoing is only a summary of the principal federal income tax consequences of the combination and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION
--------------
The following table shows the capitalization of the High Yield Fund and the Bond Fund separately, as of October 31, 2001, and combined in the aggregate (unaudited), as of that date, giving effect to the Plan:

                                  HIGH YIELD FUND                   BOND FUND                    COMBINED
                                  ---------------                   ---------                    --------
                               CLASS A        CLASS B        CLASS A         CLASS B       CLASS A       CLASS B
                               -------        -------        -------         -------       -------       -------
 Net Assets                 $  20,315,271  $   5,804,584  $  143,817,964  $  26,347,667  $164,133,235  $32,152,251
 Net Asset Value Per Share  $        5.51  $        5.46  $        11.11  $       11.11  $      11.11  $     11.11
 Shares Outstanding          3,689,287.00   1,062,158.00   12,943,952.00   2,371,531.00    14,772,509    2,893,996

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

On January 3, 2001, the Federal Open Market Committee (FOMC), which sets the rate that banks charge for overnight reserve loans, reduced the federal funds rate by 0.50%, and began an unprecedented cycle of easing monetary policy in an attempt to revive the deteriorating U.S. economy. While corporate earnings were sluggish during the first quarter of 2001, the U.S. consumer continued to spend at a brisk pace and to lend considerable support to the economy. However, just as corporate profits were poised for a recovery in early 2002, consumer confidence began to wane. This trend was exacerbated by the September 11 terrorist attacks that virtually assured an economic recession in the United States and postponed the prospects for recovery further into 2002. The FOMC reduced the federal funds rate seven times during 2001 prior to the attacks, and then reduced rates two more times between September 11 and October 31. The federal funds rate was 2.5% as of October 31, 2001. Corporate bond investors began the year looking past poor corporate earnings and focused on historically high-risk premiums and prospects for a late 2001 economic turnaround. Risk premiums of U.S. Treasuries remain high not only because of poor corporate performance and related price volatility, but because of the new risks introduced to the market after the attacks. Though market reactions remain severe for those companies that disappoint investors, corporate bonds outperformed all asset classes throughout the year until the attacks. This event drove investors to seek "safe haven" assets such as U.S. Treasuries and agencies. As a result, U.S. Treasury rates have fallen (prices have risen) across all maturities. For the one-year period ended October 31, 2001, the Fund returned 9.51% compared to 14.56% for the Lehman Aggregate Index. Throughout the year, we reduced the Fund's exposure to adverse corporate bond price movements and emphasized investments in those industries with the most visible earnings prospects. While the Fund is still overweight corporate bonds relative to the Index, this position has been significantly reduced throughout the year. For the year, the Fund's overweight to investment grade corporate bonds relative to the Index greatly enhanced returns, although some of this performance was given up after the attacks. The Fund benefited from being overweight to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), and being slightly underweight to agency mortgage-backed securities (MBS) relative to the Index. Being underweight in U.S. Treasuries and agencies relative to the Index hindered performance since the attacks. Performance was further diminished by holdings in below investment grade corporate bonds, although these positions were reduced throughout the year. We expect the current historically high-risk premiums to decline in 2002, which will cause outperformance in corporate bonds, CMBS, and ABS versus Treasuries. The portfolio is well positioned for this event.

LOGO

LOGO

                                Growth of $10,000

                                                                     Morningstar
                                  Lehman    Lehamn        Lipper    Intermediate
                                   Baa     Aggregate    BBB Corp.    Term Bond
Year Ended October 31,    BON     Index      Bond       Fund Avg.     Category
                         9,523   10,000     10,000        10,000        10,000
          1992          10,613   11,155     10,740        11,080        10,982
          1993          12,228   12,928     11,787        12,754        12,353
          1994          11,493   12,354     11,443        12,069        11,798
          1995          13,761   14,743     13,557        13,803        13,493
          1996          14,413   15,750     14,049        14,568        14,204
          1997          15,874   17,350     15,405        15,962        15,390
          1998          17,106   18,431     16,744        16,865        16,575
          1999          16,778   18,735     16,607        16,900        16,580
          2000          17,320   19,561     18,538        17,694        17,530
          2001          19,911   22,515     21,237        19,902        19,819


        Average Annual Total Returns
        as of October 31, 2001
Class    1 Year  5 Year  10 Year Life of Fund
  A       9.51%   5.64%   7.13%
  B       10.23%  5.57%   -       7.36%*
  C       12.06%  -       -       5.76%**
  R       14.42%  6.21%   -       6.19%***


         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objectives of the Funds are fundamental and certain investment restrictions which are designated as such in the Funds' prospectus or statement of additional information are fundamental policies that may not be changed without approval by the holders of the lesser of: (i) 67% of the fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment policies and restrictions are not fundamental and may be changed by a Fund's Board of Directors without shareholder approval.

BOND FUND
---------
The Bond Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

BOND STRATEGY
The Fund invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal market and economic circumstances, the Bond Fund invests at least 80% of its assets in:
      . securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
      . mortgage-backed securities representing an interest in a pool of mortgage loans;
      . debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
      . securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Bond Fund's assets may be invested in:

      . preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
      . securities rated less than the four highest grades of S&P or Moody's but not lower than BB- (S&P) or Ba3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Bond Fund may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended October 31, 2001, the average ratings of the Bond Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

                               24.59
       48.45% in securities    % in securities rated   2.15
       rated Aaa               Baa                     % in securities rated B
                               5.06                    0.31
       4.68% in securities     % in securities rated   % in securities rated
       rated Aa                Ba                      Caa
       14.76% in securities
       rated A



HIGH YIELD FUND
---------------
The High Yield Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed-income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

HIGH YIELD STRATEGY
Under normal market conditions, the High Yield Fund invests at least 80% of its assets in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The High Yield Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The High Yield Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.

During the fiscal year ended October 31, 2001, the average ratings of the High Yield Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

                               33.56
       0.24% in securities     % in securities rated   0.14
       rated AAA               Ba                      % in securities rated Ca
                               57.97
       0.37% in securities     % in securities rated   0.12
       rated A                 B                       % in securities rated C
                               2.27
       5.27% in securities     % in securities rated   0.06
       rated Baa               Caa                     % in securities rated D



The above percentages for Baa, Ba, B, and Caa rated securities include 0.11%, 3.28%, 3.16% and 0.13% respectively of unrated securities which have been determined by the Manager to be of comparable quality.

While the Funds have different investment objectives and strategies, they have the same investment policies and restrictions.

Neither Fund may:
      . Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts;
      . Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate;
      . Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing;

      . Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.
      . Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.
      . Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
      . Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.
      . Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.
      . Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Each of the Funds has also adopted the same non-fundamental policies, which may be changed without shareholder approval, dealing with investments in illiquid securities, warrants, securities of any issuer having less than three years' continuous operation, securities of other investment companies, pledging, mortgaging or hypothecating its assets, investing in companies for the purpose of exercising control or management, securities of foreign issuers, writing or purchasing of put and call options, initial margin and premiums on financial futures contracts and options on such contracts, arbitrage transactions and investing in real estate limited partnership interests.

Each Fund has also adopted a non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional information about the Funds is available in their annual reports to shareholders for the year ended October 31, 2001 and in the following documents which have been filed with the SEC: prospectus and statement of additional information for the High Yield Fund, both dated March 1, 2002; prospectus and statement of additional information for the Bond Fund, both dated March 1, 2002; and statement of additional information for the registration statement of which this prospectus/proxy statement is a part, dated May 13, 2002. You may obtain copies of the annual reports to shareholders, the prospectuses and the statements of additional information by contacting Princor Financial Services Corporation at Des Moines, Iowa 50392-0200, or by telephoning shareholder services toll-free at 1-800-247-4123.

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, as applicable.
  Accordingly, each files reports, proxy materials and other information with the SEC. You may inspect those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D. C. 20549. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D. C. 20549, at prescribed rates, or at no charge from the EDGAR database on the Commission's website at "www.sec.gov."

                           PROPOSALS OF SHAREHOLDERS

A shareholder who has an issue that he or she would like to have included in the agenda at a Principal Mutual Fund shareholder meeting should send the proposal to the Fund at the Principal Financial Group, Des Moines, Iowa 50392--

0200. To be considered for presentation at a shareholders meeting, the proposal must be received a reasonable time before a solicitation is made for such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                 OTHER BUSINESS

We do not know of any business to be brought before the meeting other than the matters set forth in this prospectus/ proxy statement. Should any other matter requiring a vote of shareholders arise, however, the proxies will vote thereon according to their best judgment.

                                  APPENDIX A:
                       AGREEMENT AND PLAN OF ACQUISITION

                       AGREEMENT AND PLAN OF ACQUISITION

THIS AGREEMENT made as of the ______ day of March, 2002 is made by and among Principal Bond, Inc., a Maryland corporation (hereinafter called "Bond Fund"), Principal High Yield Fund, Inc., a Maryland corporation (hereinafter called "High Yield Fund"), and Principal Management Corporation, an Iowa corporation (hereinafter called "Principal Management").

                                  WITNESSETH:

Whereas the Board of Directors of the Bond Fund and the Board of Directors of the High Yield Fund, each an open-end management investment company, deem it advisable that the Bond Fund acquire all of the assets of the High Yield Fund in exchange for the assumption by the Bond Fund of all of the liabilities of the High Yield Fund and shares issued by the Bond Fund which are thereafter to be distributed by the High Yield Fund pro rata to its shareholders in complete liquidation and termination of the High Yield Fund and in exchange for all of the High Yield Fund's outstanding shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, each of the parties hereto represents and warrants to, and agrees with each of the other parties as follows:

     1.

       The Bond Fund hereby represents and warrants to the High Yield Fund that:

       (a) The Bond Fund is a corporation with transferable shares duly organized and validly existing under the laws of Maryland and has full power to own its properties and assets and to carry on its business as such business is now being conducted;

       (b) The Bond Fund's statement of assets and liabilities as of October 31,2001 and the related statements of operations for the year then ended, changes in net assets each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, all audited by Ernst & Young LLP as set forth in their report, have been prepared in accordance with accounting principles generally accepted in the United States. Such financial statements fairly present the financial position of the Bond Fund as of such date and the results of its operations, changes in net assets and financial highlights for the periods covered thereby;

       (c) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting the Bond Fund or its properties or business or its right to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with, or to the Bond Fund's knowledge, threatened with, any charge or investigation of any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

       (d) The Bond Fund is not a party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other person enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

       (e) The Bond Fund has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each of its taxable years. The Bond Fund has not committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

       (f) The authorization, execution and delivery of this Agreement on behalf of the Bond Fund does not, and the consummation of the transactions contemplated hereby will not, violate or conflict with any provision of the Bond Fund's Articles of Incorporation or Bylaws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

       (g) This Agreement has been duly authorized, executed, and delivered by the Bond Fund and constitutes a valid and binding agreement of the Bond Fund and all governmental and other approvals required for the Bond Fund to carry out the transactions contemplated hereunder have been or on or prior to the Closing Date (as herein after defined) will have been obtained;

       (h) The Bond Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Bond Fund is currently in compliance with the 1940 Act and the rules of the Securities and Exchange Commission promulgated thereunder. Neither the Bond Fund nor its affiliates have violated Section 9 of the 1940 Act, are currently subject to an exemptive order of the Securities and Exchange Commission pursuant to
          Section 9(c) of the 1940 Act, or are currently subject to any current or threatened investigation or enforcement action by the Securities and Exchange Commission or any other federal or state authority which could result in a violation of Section 9(a) of the 1940 Act;

       (i) On the Closing Date, the Bond Fund will own its assets free and clear of all liens, claims, charges, options and encumbrances;

       (j) The Bond Fund will declare to shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date;

       (k) On the Closing Date the shares of the Bond Fund to be delivered to the High Yield Fund hereunder shall have been registered under the Securities Act of 1933, as amended (the "1933 Act") and duly authorized, and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable; and the Bond Fund will comply with all applicable laws in connection with the issuance of such shares and shall not be subject to a stop-order of the Securities and Exchange Commission in connection therewith.

     2.

       The High Yield Fund hereby represents and warrants to the Bond Fund that:

       (a) The High Yield Fund is a corporation with transferable shares duly organized and validly existing under the laws of Maryland and has full power to own its properties and assets and to carry on its business as such business is now being conducted;

       (b) The High Yield Fund's statement of assets and liabilities as of October 31, 2001 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, all audited by Ernst & Young LLP as set forth in their report, have been prepared in accordance with accounting principles generally accepted in the United States. Such financial statements fairly present the financial position of the High Yield Fund as of that date and the results of its operations, changes in net assets and financial highlights for the periods covered thereby;

       (c) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting the High Yield Fund or its properties or business or its tight to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with, or to the High Yield Fund's knowledge, threatened with, any charge or investigation of any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

       (d) The High Yield Fund is not party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other persons enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

       (e) The High Yield Fund has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Code for each of its taxable years. The High Yield Fund has not committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

       (f) The authorization, execution and delivery of this Agreement on behalf of the High Yield Fund does not, and the consummation of the transactions contemplated hereby will not, violate or conflict with any provision of the High Yield Fund's Articles of Incorporation or Bylaws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

       (g) This Agreement has been duly authorized, executed, and delivered by the High Yield Fund and constitutes a valid and binding agreement of the High Yield Fund, and all governmental and other approvals required for the High Yield Fund to carry out the transactions contemplated hereunder have been or on or prior to the Closing Date will have been obtained;

       (h) On the Closing Date the High Yield Fund will own its assets free and clear of all liens, claims, charges, options, and encumbrances and, except for the Management Agreement, Investment Service Agreement, Distribution Agreement, Distribution and Shareholder Servicing Agreement and the Custodian Agreement with Bank of New York, there will be no material contracts or agreements (other than this Agreement) outstanding to which the High Yield Fund is a party or to which it is subject;

       (i) On the Closing Date the High Yield Fund will have full right, power and authority to sell, assign and deliver the assets to be sold, assigned, transferred and delivered to the Bond Fund hereunder, and upon delivery and payment for such assets, the Bond Fund will acquire good, marketable title thereto free and clear of all liens, claims, charges, options and encumbrances;

       (j) The High Yield Fund will declare to shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing; and

       (k) The High Yield Fund will, from time to time, as and when requested by the Bond Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as the Bond Fund may deem necessary or desirable in order to vest in and confirm to the Bond Fund title to and possession of all the assets of the High Yield Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carrot the intent and purpose of this Agreement.

     3.Based on the respective representations and warranties, subject to the terms and conditions contained herein, the High Yield Fund agrees to transfer to the Bond Fund and the Bond Fund agrees to acquire from the High Yield Fund, all of the assets of the High Yield Fund on the Closing Date and to assume from the High Yield Fund all of the liabilities of the High Yield Fund in exchange for the issuance of the number of shares of the Bond Fund provided in Section 4 which will be subsequently distributed pro rata to the shareholders of the High Yield Fund in complete liquidation and termination of the High Yield Fund and in exchange for all of the High Yield Fund's outstanding shares. The High Yield Fund shall not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the High Yield Fund in proper form prior to the Closing Date shall be fulfilled by the High Yield Fund. Redemption requests received by the High Yield Fund thereafter shall be treated as requests for redemption of those shares of the Bond Fund allocable to the shareholder in question as provided in Section 6 of this Agreement.

     4.On the Closing Date, the Bond Fund will issue to the High Yield Fund a number of full and fractional shares of the Bond Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the High Yield Fund. The aggregate value of the net assets of the High Yield Fund and the Bond Fund shall be determined in accordance with the then current Prospectus of the Bond Fund as of closing of the New York Stock Exchange on the Closing Date.

     5.The closing of the transactions contemplated in this Agreement (the
       "Closing") shall be held at the offices of Principal Management, 680 8th Street, Des Moines, Iowa 50392-0200 (or at such other place as the parties hereto may agree) at 3:00 p.m. Central Daylight Time on July 31, 2002 or on such earlier or later date as the parties hereto may mutually agree. The date on which the Closing is to be held as provided in this Agreement shall be known as the "Closing Date."

     In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary week-end and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Bond Fund or the High Yield Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     6.As soon as practicable after the Closing, the High Yield Fund shall (a) distribute on a pro rata basis to the shareholders of record of the High Yield Fund at the close of business on the Closing Date the shares of the Bond Fund received by the High Yield Fund at the Closing in exchange for all of the High Yield Fund's outstanding shares, and (b) be liquidated and dissolved in accordance with applicable law and its Articles of Incorporation.

     For purposes of the distribution of shares of the Bond Fund to shareholders of the High Yield Fund, the Bond Fund shall credit on the books of the Bond Fund an appropriate number of shares of the Bond Fund to the account of each shareholder of the High Yield Fund. The Bond Fund will issue a certificate or certificates only upon request and, in the case of a shareholder of the High Yield Fund whose shares are represented by certificates, only upon surrender of such certificates. No certificates will be issued for fractional shares of the Bond Fund. After the Closing Date and until surrendered, each outstanding certificate which, prior to the Closing Date, represented shares of the High Yield Fund, shall be deemed for all purposes of the Bond Fund's Articles of Incorporation and Bylaws to evidence the appropriate number of shares of the Bond Fund to be credited on the books of the Bond Fund in respect of such shares of the High Yield Fund as provided above.

     7.Subsequent to the execution of this Agreement and prior to the Closing
       Date, the High Yield Fund shall deliver to the Bond Fund a list setting forth the assets to be assigned, delivered and transferred to the Bond Fund, including the securities then owned by the High Yield Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Bond Fund pursuant to this Agreement.

     8.All of the High Yield Fund's portfolio securities shall be delivered by the High Yield Fund's custodian on the Closing Date to the Bond Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the 1940 Act, transferred to an account in the name of the Bond Fund or its custodian with said depository. All cash to be delivered pursuant to this Agreement shall be transferred from the High Yield Fund's account at its custodian to the Bond Fund's account at its custodian. If on the Closing Date the High Yield Fund is unable to make good delivery pursuant to this Section 8 to the Bond Fund's custodian of any of the High Yield Fund's portfolio securities because such securities have not yet been delivered to the High Yield Fund's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement of this

       Section 8 with respect to such securities shall be waived, and the High Yield Fund shall deliver to the Bond Fund's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Bond Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by the Bond Fund.

     9.
       The obligations of the Bond Fund under this Agreement shall be subject to receipt by the Bond Fund on or prior to the Closing Date of:

       (a) Copies of the resolutions adopted by the Board of Directors of the High Yield Fund and its shareholders authorizing the execution of this Agreement by the High Yield Fund and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of the High Yield Fund;

       (b) A certificate of the Secretary or Assistant Secretary of the High Yield Fund as to the signatures and incumbency of its officers who executed this Agreement on behalf of the High Yield Fund and any other documents delivered in connection with the transactions contemplated thereby on behalf of the High Yield Fund;

       (c) A certificate of an appropriate officer of the High Yield Fund as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of the High Yield Fund are true and correct in all material respects at and as of the Closing Date as if made at and as of such date; and

       (d) Such other documents, including an opinion of counsel, as the Bond Fund may reasonably request to show fulfillment of the purposes and conditions of this Agreement.

     10. The obligations of the High Yield Fund under this Agreement shall be subject to receipt by the High Yield Fund on or prior to the Closing Date of:

       (a) Copies of the resolutions adopted by the Board of Directors of the Bond Fund authorizing the execution of this Agreement and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of the Bond Fund;

       (b) A certificate of the Secretary or Assistant Secretary of the Bond Fund as to the signatures and incumbency of its officers who executed this Agreement on behalf of the Bond Fund and any other documents delivered in connection with the transactions contemplated thereby on behalf of the Bond Fund;

       (c) A certificate of an appropriate officer of the Bond Fund as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of the Bond Fund are true and correct in all material respects at and as of the Closing Date as if made at and as of such date; and

       (d) Such other documents, including an opinion of counsel, as the High Yield Fund may reasonably request to show fulfillment of the purposes and conditions of this Agreement.

     11.

       The obligations of the parties under this Agreement shall be subject to:

       (a) Any required approval, at a meeting duly called for the purpose, of the holders of the outstanding shares of the High Yield Fund of this Agreement and the transactions contemplated hereunder; and

       (b) The right to abandon and terminate this Agreement, if either party to this Agreement believes that the consummation of the transactions contemplated hereunder would not be in the best interests of its shareholders.

     12. Except as expressly provided otherwise in this Agreement, Principal Management will pay or cause to be paid all out-of-pocket fees and expenses incurred by the High Yield Fund or the Bond Fund in connection with the transactions contemplated under this Agreement, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents. This obligation shall survive the termination or expiration of this Agreement regardless of the consummation of the transactions contemplated hereunder.

     13.
       This Agreement may be amended by an instrument executed by both the duly authorized officers of the Bond Fund and the High Yield Fund at any time, except that after approval by the shareholders of the High Yield Fund no amendment may be made with respect to the Agreement which in the opinion of the Board of Directors of the High Yield Fund materially adversely affects the interests of the shareholders of the High Yield Fund. At any time either party hereto may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

     14. In addition to the right to terminate this Agreement described in paragraph 11, this Agreement may be terminated and the plan described in the Agreement abandoned at any time prior to the Closing Date, whether before or after action thereon by the shareholders of the High Yield Fund and notwithstanding favorable action by such shareholders, by mutual consent of the Board of Directors of the Bond Fund and the Board of Directors of the High Yield Fund. This Agreement may also be terminated by action of the Board of Directors of the Bond Fund or the Board of Directors of the High Yield Fund (the "Terminating Fund"), if:

       (a) The plan described in the Agreement shall not have become effective by October 31, 2002 (hereinafter called the "Final Date") unless such Final Date shall have been changed by mutual agreement; or

       (b) The Bond Fund shall, at the Final Date, have failed to comply with any of its agreements; or

       (c) Prior to the Final Date any one or more of the conditions to the obligations of the Bond Fund contained in this Agreement shall not be fulfilled to the reasonable satisfaction of the High Yield Fund and its counsel or it shall become evident to the High Yield Fund that any of such conditions are incapable of being fulfilled.

     15.
       This Agreement shall bind and inure to the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

     16.
       The parties hereto represent and warrant that they have not employed any broker, finder or intermediary in connection with this transaction who might be entitled to a finder's fee or other similar fee or commission.

     17.
       All prior or contemporaneous agreements and representations are hereby merged into this Agreement, which constitutes the entire contract between the parties hereto.

     18.
       This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

     19.
       This Agreement maybe executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts has been signed by all parties hereto.

     20.
       Principal Management shall indemnify, defend and hold harmless the Bond Fund, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to the Bond Fund, its officers, directors, employees or agents, arising out of (1) breach by the High Yield Fund of any warranty made by the High Yield Fund herein or (2) any untrue statement or alleged untrue statement of a material fact contained in any prospectus or registration statement for the High Yield Fund, as filed with the SEC or any state, or any amendment or supplement thereto, or in any information provided by the High Yield Fund included in any registration statement filed by the Bond Fund with the SEC or any state or any amendment or supplement thereto; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such prospectus, registration statement or application necessary to make the statements therein not misleading. This indemnity provision shall survive the termination of this Agreement.

     21.
       The Bond Fund shall indemnify, defend and hold harmless the High Yield Fund, its officers, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to the High Yield Fund, its officers, trustees, employees or agents, arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus or registration statement for the Bond Fund, as filed with the SEC or any state, or any amendment or supplement thereto, or any application prepared by or on behalf of the Bond Fund and filed with any state regulatory agency in order to register or qualify shares of the Bond Fund under the securities laws thereof; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such prospectus, registration statement or application necessary to make the statements therein not misleading; provided, however, the Bond Fund shall not be required to indemnify the High Yield Fund, its officers, trustees, employees and agents against any loss, claim, demand, liability or expense arising out of any information provided by the Bond Fund with the SEC or any state, or any amendment or supplement thereto. This indemnity provision shall survive the termination of this Agreement.

     22. The execution of this Agreement has been authorized by the Board of Directors of the Bond Fund and by the Board of Directors of the High Yield Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and attested by their officers thereunto duly authorized, as of the date first written above.

                                              PRINCIPAL BOND FUND, INC.

                                             BY:

___________________________________


A. S. Filean
Attest:
                                        TITLE:
                                        ......
                                        Senior Vice President and Secretary

By:_______________________________________...
      Ernest H. Gillum
Title: Vice President and Assistant Secretary
                                              PRINCIPAL HIGH YIELD FUND, INC.

                                             BY:

___________________________________


A. S. Filean
Attest:                                 TITLE:

                                        Senior Vice President and Secretary

By:_______________________________________...
      Ernest H. Gillum
Title: Vice President and Assistant Secretary

                                              PRINCIPAL MANAGEMENT CORPORATION

                                             BY:

__________________________________


A. S. Filean
Attest:                                 TITLE:

                                        Senior Vice President and Secretary

By:_______________________________________...
      Ernest H. Gillum
Title: Vice President and Assistant Secretary

\

                        PRINCIPAL HIGH YIELD FUND, INC.

                          Des Moines, Iowa 50392-0200
                                 (800) 247-4123
                                  ------------

                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                 June 26, 2002

 This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Arthur S. Filean, Ernest H. Gillum and Michael
J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this ballot, at the meeting of shareholders of the Fund to be held June 26, 2002 at 2:00 p.m., C.D.T., and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

 Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the special Meeting of Shareholders and Prospectus/Proxy Statement dated May 9, 2002. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

As an alternative to mailing, you may fax a copy of your proxy ballot to 515-235-9235 (this is not a toll-free number) or you may call toll-free 1-800-944-8454.

______________________________
Signature

______________________________
Signature (if held jointly)


Date ______________________________, 2002


The Board of Directors recommends that shareholders vote FOR the following proposal. Please make your choice below in blue or black ink. Example: {X} Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

     1. Approval of the Agreement and Plan of Acquisition among Principal High Yield Fund, Inc., Principal Bond Fund, Inc. and Principal Management Corporation, and the transaction contemplated thereby, pursuant to which the Bond Fund would acquire all the assets and assume all the liabilities of the High Yield Fund and issue in exchange shares of its Class A and Class B common stock, and the High Yield Fund would distribute those shares to its shareholders and then dissolve.



   FOR [ ]                  AGAINST[              ]      ABSTAIN [ ]

                                       47